UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C INFORMATION

INFORMATION STATEMENT
PURSUANT TO SECTION 14(c)
OF THE
SECURITIES EXCHANGE ACT OF 1934

[ ]	Preliminary Information Statement

[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d) (2)

[X]	Definitive Information Statement

PROFESSIONAL DIVERSITY NETWORK, INC.
(Exact name of registrant as specified in its charter)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.

[ ]	Fee computed on table below per Exchange Act Rules 14(c)-5(g) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount of which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials.

[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:

2)	Form, Schedule or Registration No.:

3)	Filing Party:

4)	Date Filed:

PROFESSIONAL DIVERSITY NETWORK, INC.
801 W. Adams Street, Suite 600

Chicago, Illinois, 60607

NOTICE OF STOCKHOLDER ACTION BY WRITTEN CONSENT

To the Stockholders of Professional Diversity Network, Inc.:

This Notice and the accompanying Information Statement are being furnished to the stockholders of Professional Diversity Network, Inc., a Delaware corporation (the “Company,” “IPDN,” “we,” or “us”), in connection with action taken by written consent by the holders of a majority of the issued and outstanding shares of common stock, par value $0.01 per share, of the Company to approve, as required by Nasdaq Rule 5635(d), the issuance of shares of Company common stock on the terms and subject to the conditions described in the Information Statement.

The approval of the issuance of the shares for purposes of Nasdaq Rule 5635(d) was taken by written consent pursuant to Section 228 of the Delaware General Corporation Law and Section 2.10 of our Second Amended and Restated Bylaws (the “Bylaws”), which provides that any action that may be taken at any annual or special meeting of stockholders may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. This Information Statement is being furnished to our stockholders of record as of March 22, 2020, referred to as the record date, in accordance with Section 14(c) of the Securities Exchange Act of 1934, as amended, and the rules promulgated by the Securities and Exchange Commission thereunder, solely for the purpose of informing our stockholders of the action taken by the written consent.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

Your vote or consent is not requested or required to approve these matters. The accompanying Information Statement is provided solely for your information.

We are mailing this Notice and the accompanying Information Statement to holders of our common stock on or about April 16, 2020.

By Order of the Board of Directors,

/s/ Xin (Adam) He

Xin (Adam) He

Interim Chief Executive Officer and Chief Financial Officer

Chicago, IL

April 15, 2020

GENERAL INFORMATION

Approval of Share Issuance

Professional Diversity Network, Inc., a Delaware corporation (the “Company,” “IPDN,” “we,” or “us”) is sending you this information statement solely for purposes of informing our stockholders of record as of March 22, 2020, which we refer to as the record date, in the manner required by Regulation 14(c) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the Delaware General Corporation Law (the “DGCL”), of the action taken by written consent by the holders of a majority of the issued and outstanding shares of common stock, par value $0.01 per share (the “Common Stock”), of the Company to approve, as required by NASDAQ Rule 5635(d), the issuance of up to 1,939,237 shares of our Common Stock (the “Private Placement Shares”) in a private place to Malven Group Limited, a British Virgin Island company (the “Investor”), at $0.7735 per share for a total consideration of $1,500,000 (the “Transaction”) as described in more details below.

Nasdaq Rule 5635(d) requires stockholder approval prior to the issuance of securities in connection with a transaction other than a public offering involving the sale, issuance or potential issuance by a company of common stock equal to 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance for less than the “Minimum Price,” which is defined as the lower of the closing price immediately prior to the time of execution of a binding agreement with respect to such issuance or the average closing price of the common stock for the five (5) trading days immediately preceding the signing of the binding agreement with respect to such issuance.

If issued, the Private Placement Shares would represent approximately 21.7% of our issued and outstanding Common Stock before such issuance. However, because our Common Stock has been suspended from trading by Nasdaq since November 2019, there is no applicable Minimum Price to determine whether a shareholder approval is required under Nasdaq Rule 5635(d). Nevertheless, the Company obtained the shareholder approval through the Written Consent (as defined below) to eliminate any uncertainty. The Company also announced the transaction on a Form 8-K filed with the SEC on March 27, 2020.

By a written consent dated March 22, 2020, the holders of a majority of the Company’s issued and outstanding Common Stock, Cosmic Forward Limited, China EWI International Finance Group Co., Ltd., Ms. Xiaoqian Zheng and Mr. Hao (Howard) Zhang, collectively holding approximated 50.2% of the total outstanding Common Stock on the record date (collectively, the “Majority Shareholders”), approved the Transaction and the issuance of the Private Placement Shares for purposes of NASDAQ Rule 5635(d).

The closing of the Transaction took place on March 31, 2020. The Private Placement Shares were issued to improve the Company’s capitalization position as of that date. This Information Statement is first being mailed on or about April 16, 2020 to the Company’s common stockholders of record as of the record date.

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Notice Pursuant to the Delaware General Corporation Law

Pursuant to Section 228(e) of the DGCL, we are required to provide prompt notice of the taking of a corporate action by written consent to common stockholders who have not consented in writing to such action. This Information Statement serves as the notice required by Section 228(e) of the DGCL.

Preemptive Rights

Pursuant to that certain Stockholders’ Agreement, dated as of November 6, 2016 by and among the Company, Cosmic Forward Limited, and certain other parties named therein, Cosmic Forward Limited is entitled to certain participation right (the “Preemptive Right”) in connection with issuance of securities by the Company, such as the Transaction. Pursuant to a Waiver duly executed and delivered by CFL dated as of March 23, 2020, CFL waived its Preemptive Right to purchase any portion of the Private Placement Shares. No other holders of our Common Stock have any preemptive or similar rights in connection with the share issuance pursuant to the Transaction.

No Appraisal Rights

No appraisal or dissenters’ rights are available to our stockholders in connection with the share issuance pursuant to the Transaction.

OVERVIEW OF THE PROPOSED TRANSACTION

The Private Placement Transaction

On March 22, 2020, the Company entered into a stock purchase agreement (the “Stock Purchase Agreement”) with the Investor, pursuant to which the Investor agreed to purchase 1,939,237 shares of common stock of the Company at a price of $0.7735 per share for total gross proceeds of $1,500,000. The closing of the transaction took place on March 31, 2020. The Stock Purchase Agreement contained customary representations, warranties, covenants and agreements of this type of transactions.

The issuances of the Private Placement Shares are exempt from registration due to the exemption found in Regulation S promulgated by the Securities and Exchange Commission under the Securities Act of 1933, as amended (the “Securities Act”). The sales were offshore transactions since the offerees/purchasers were outside the United States at the time of the purchase. Further, there were no directed selling efforts of any kind made in the United States either by the Company or any affiliate or other person acting on the Company’s behalf in connection with the offerings. All offering materials and documents used in connection with the offers and sales of the securities included statements to the effect that the securities have not been registered under the Securities Act and may not be offered or sold in the United States or to U.S. persons unless the securities are registered under the Securities Act or an exemption therefrom is available, and that hedging transactions involving the Shares may not be conducted unless in compliance with the Securities Act. The Investor certified that it is not a U.S. person (as that term is defined in Regulation S) and is not acquiring the Private Placement Shares for the account or benefit of any U.S. person and agreed to resell the Private Placement Shares only in accordance with the provisions of Regulation S, pursuant to registration under the Securities Act or pursuant to an available exemption from registration. The Private Placement Shares issued to the Investor are restricted securities and the certificates representing the Private Placement Shares will be affixed with a standard restrictive legend, which states that the Private Placement Shares cannot be sold without registration under the Securities Act or an exemption therefrom.

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Nasdaq Rule 5635 (d)

Nasdaq Rule 5635(d) requires stockholder approval prior to an issuance of securities in connection with a transaction other than a public offering involving the sale, issuance or potential issuance by a company of common stock equal to 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance for less than the “Minimum Price”, which is defined as the lower of the closing price immediately prior to the time of execution of a binding agreement with respect to such issuance or the average closing price of the common stock for the five (5) trading days immediately preceding the signing of the binding agreement with respect to such issuance.

The Private Placement Shares would result in the issuance of approximately 21.7% of our Common Stock based on the outstanding number of shares of Common Stock on March 22, 2020. However, because our Common Stock has been suspended from trading by Nasdaq since November 2019, there is no applicable Minimum Price to determine whether a shareholder approval is required under Nasdaq Rule 5635(d). Nevertheless, the Company obtained the shareholder approval through the Written Consent executed by holders of a majority of our outstanding Common Stock as of March 22, 2020 to eliminate any uncertainty. The Company also announced the transaction on a Form 8-K filed with the SEC on March 27, 2020.

Interests of Certain Persons In The Transactions

None of the executive officers or directors of our Company have any interest in the Transaction.

DILUTION

On March 22, 2020, there were 8,939,168 shares of Common Stock issued and outstanding. The issuance of shares of Common Stock described in this Information Statement will have an effect on the ownership of existing stockholders of the Company. None of the current stockholders participated in the Transaction and were all diluted as a result. For example, the ownership percentage of our largest stockholder, Cosmic Forward Limited, was diluted from approximately 38.5% before the Transaction to approximately 31.5% after the Transaction.

DESCRIPTION OF CAPITAL STOCK

Description of Common Stock

Number of Shares. The Company’s Amended and Restated Certificate of Incorporation (as amended, the “Certificate of Incorporation”) currently authorizes the issuance of 45,000,000 shares of Common Stock, $0.01 par value per share, of which 8,939,168 shares were outstanding on March 22, 2020. Upon the closing of the Transaction, 1,939,237 shares of Common Stock were issued and outstanding. All of the outstanding shares of Common Stock are fully paid and non-assessable.

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Voting Rights. Holders of shares of Common Stock are entitled to one vote for each share held of record on all matters to be voted on by shareholders. The Second Amended and Restated Bylaws of the Company provides that except as otherwise required by law or the Certificate of Incorporation, in all matters other than the election of directors, the affirmative vote of a majority of the voting power of the shares present in person or represented by proxy at a meeting and entitled to vote on the subject matter shall be the act of the stockholders.

Dividends. The holders of Common Stock are entitled to receive ratably such dividends, if any, as may be declared by the Board of Directors of the Company out of funds legally available. We have not paid any dividends since our inception, and we presently anticipate that all earnings, if any, will be retained for development of our business. Any future declaration of dividends will be at the discretion of the Board of Directors and will depend upon, among other things, our future earnings, operating and financial condition, capital requirements, and other factors.

COMMON STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of our Common Stock as of March 31, 2020 by:

●	each person, or group of affiliated persons, known by us to beneficially own more than 5% of our Common Stock;

●	each of our named executive officers;

●	each of our directors; and

●	all of our directors and named executive officers as a group.

The percentage ownership information shown in the table is based upon a total of 10,920,973 shares of Common Stock outstanding as of March 31, 2020.

Information with respect to beneficial ownership has been furnished by each director, officer or beneficial owner of more than 5% of our Common Stock. We have determined beneficial ownership in accordance with the rules of the SEC. These rules generally attribute beneficial ownership of securities to persons who possess sole or shared voting power or investment power with respect to those securities. In addition, the rules include shares of Common Stock issuable pursuant to the exercise of stock options or warrants that are either immediately exercisable or exercisable on or before the date that is 60 days after the date of this proxy statement. These shares are deemed to be outstanding and beneficially owned by the person holding those options for the purpose of computing the percentage ownership of that person. Unless otherwise indicated, the persons or entities identified in this table have sole voting and investment power with respect to all shares shown as beneficially owned by them, subject to applicable community property laws.

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Unless otherwise noted below, the address for each person or entity listed in the table is c/o Professional Diversity Network, 801 W. Adams Street, Sixth Floor, Chicago, Illinois 60667.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Class
5% Stockholders
Cosmic Forward Limited	3,438,699		31.5%
Malven Group Limited	1,939,237		17.8%

EGBT Foundation Ltd.	1,265,823		11.6%
Executive Officers and Directors
Courtney C. Shea	8,090		*
Xin (Adam) He	36,299	(1)	*
Michael Belsky	29,061		*
Haibin Gong	8,776		*
Lida Fang	9,896		*
Hao (Howard) Zhang	51,469		*
Directors and officers as a group (6 persons)	143,591		1.3%

* Less than 1%

(1) Including 16,299 shares directly owned by Mr. He and vested options to acquire 20,000 shares at an exercise price of $2.23 per share.

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DELIVERY OF INFORMATION TO A SHARED ADDRESS

If you and one or more Shareholders share the same address, it is possible that only one Information Statement was delivered to your address. Any registered Shareholder who wishes to receive a separate copy of the Information Statement at the same address now or in the future may mail a request to receive separate copies to the Company at 801 W. Adams Street, Suite 600, Chicago, Illinois, 60607  Attn: CFO, or call the Company at 312-778-6310 and we will promptly deliver the Information Statement to you upon your request. Shareholders who received multiple copies of this Information Statement at a shared address and who wish to receive a single copy may direct their request to the same address.

This Information Statement is provided to the Shareholders of the Company only for information purposes in connection with the Corporate Actions, in accordance with Rule 14c-2 of the Securities Exchange Act of 1934. Please carefully read this Information Statement.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This Information Statement contains forward looking statements that involve risks and uncertainties, principally in the section entitled “Description of Securities.” All statements other than statements of historical fact contained in this Information Statement, including statements regarding future events, our future financial performance, business strategy and plans and objectives of management for future operations, are forward-looking statements. We have attempted to identify forward-looking statements by terminology including “anticipates,” “believes,” “can,” “continue,” “could,” “estimates,” “expects,” “intends,” “may,” “plans,” “potential,” “predicts,” “should,” or “will” or the negative of these terms or other comparable terminology. Although we do not make forward looking statements unless we believe we have a reasonable basis for doing so, we cannot guarantee their accuracy. These statements are only predictions and involve known and unknown risks, uncertainties and other factors, which may cause our or our industry’s actual results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. Moreover, we operate in a very competitive and rapidly changing environment. New risks emerge from time to time and it is not possible for us to predict all risk factors, nor can we address the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause our actual results to differ materially from those contained in any forward-looking statements. All forward-looking statements included in this document are based on information available to us on the date hereof, and we assumes no obligation to update any such forward-looking statements.

You should not place undue reliance on any forward-looking statement, each of which applies only as of the date of this Information Statement. Before you invest in our securities, you should be aware that the occurrence of the events described in this Information Statement could negatively affect our business, operating results, financial condition and stock price. Except as required by law, we undertake no obligation to update or revise publicly any of the forward-looking statements after the date of this Information Statement to conform our statements to actual results or changed expectations.

WHERE YOU CAN FIND MORE INFORMATION

We are subject to the information and reporting requirements of the Exchange Act and in accordance with the Exchange Act, we file periodic reports, documents, and other information with the SEC relating to our business, financial statements, and other matters. These reports and other information may be inspected and are available for copying at the offices of the SEC, 100 F Street, N.E., Washington, DC 20549. Our SEC filings are also available to the public on the SEC’s website at http://www.sec.gov.

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As we obtained the requisite stockholder vote for the Transaction described in this Information Statement upon delivery of written consents from the holders of a majority of our outstanding shares of Common Stock, WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. This Information Statement is for informational purposes only. Please read this Information Statement carefully.

Dated: April 15, 2020

By Order of the Board of Directors

/s/ Xin (Adam) He

Xin (Adam) He

Interim Chief Executive Officer and Chief Executive Officer

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